SUPPLEMENT TO THE PROSPECTUS
Supplement dated October 19, 2023, to the Prospectus dated September 28, 2023.

MFS® International Diversification Fund

 Effective January 1, 2024, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
John Mahoney	January 2024	Investment Officer of MFS

Effective January 1, 2024, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
John Mahoney	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since January 2024; Senior Strategist–Investment Product Specialist at MFS until January 2024

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